UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 1, 2011

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On February 1, 2011, MarkWest Energy Appalachia, L.L.C. (“MarkWest Appalachia”), a wholly-owned subsidiary of MarkWest Energy Partners, L.P. (“Partnership”), closed on its previously announced Purchase and Sale Agreement (the “Agreement”) with EQT Gathering, LLC (“EQT”), a subsidiary of EQT Corporation.  Pursuant to the Agreement, MarkWest Appalachia acquired certain gas processing and pipeline assets located near Langley and Maytown, Kentucky, consisting of a cryogenic natural gas processing plant built in 2009 with a capacity of approximately 100 million cubic feet (“MMcf”) per day, and a refrigeration processing plant built in 2000 with a capacity of approximately 75 MMcf per day (together, the “Processing Facilities”), a partially constructed natural gas liquids pipeline (the “Ranger Pipeline”) which will extend through parts of Kentucky and West Virginia, together with associated trucking terminals, real property rights and portions of purchased inventory of pipeline materials for the unconstructed portion of the Ranger Pipeline, and certain other related assets, for a purchase price of approximately $230,000,000.  All of the assets were in good operating condition and have been appropriately maintained on an ongoing basis.  The acquired assets exclude the existing residue gas compression and pipeline facilities operating at the same location as the Processing Facilities and certain measurement and metering equipment associated with EQT’s gathering operations.

Thirteen of the current EQT employees operating the Processing Facilities will be hired by MarkWest and will continue to operate the Processing Facilities following the asset acquisition. None of the EQT employees responsible for engineering, accounting or other support services ancillary to the operation of the Processing Facilities were hired by MarkWest Appalachia.

Concurrent with the closing of the asset purchase transaction, MarkWest Appalachia and EQT Energy, LLC (“EQT Energy”), an affiliate of EQT, entered into a long-term gas processing agreement, pursuant to which MarkWest Appalachia will process certain natural gas owned or controlled by EQT Energy at the Processing Facilities.  The gas processing agreement has an initial term of twelve (12) years and provides EQT Energy with priority rights to substantially all of the existing capacity of the Processing Facilities.  MarkWest Appalachia is required to operate the Processing Facilities in accordance with industry standards.  MarkWest Appalachia will receive fixed and variable fees for the processing services provided to EQT Energy, and in certain circumstances EQT Energy may be required to pay MarkWest Appalachia certain minimum fees if EQT Energy does not fully utilize its priority rights in the Processing Facilities and such capacity is otherwise made available to EQT Energy.  The other terms of the gas processing agreement are generally consistent with those typically used in the industry.

MarkWest Appalachia will also install at its expense an additional cryogenic natural gas processing plant with a capacity of at least 60 MMcf per day and meeting minimum design liquids recovery requirements.  MarkWest Appalachia will use commercially reasonable efforts to install the new plant by early 2012.  After completion of the new 60 MMcf/d plant, EQT Energy also has the right to request in the future that MarkWest Appalachia install additional capacity at the Processing Facilities at MarkWest Appalachia’s cost.  MarkWest Appalachia expects that the cost of the new 60 MMcf/d plant will be typical of the cost of other processing facilities that MarkWest Appalachia and its affiliates have installed from time to time in Appalachia and other areas.

In addition, concurrent with the closing, MarkWest Appalachia and EQT Energy entered into a long-term natural gas liquids exchange and marketing agreement, which replaces an existing transportation, fractionation and marketing agreement between MarkWest Appalachia and EQT.  Pursuant to the natural gas liquids exchange and marketing agreement, natural gas liquids extracted from EQT Energy’s gas at the Processing Facilities will be exchanged for fractionated natural gas liquid products at MarkWest Appalachia’s Siloam fractionation plant, and MarkWest Appalachia will market those fractionated products on behalf of EQT Energy.  The exchange and marketing agreement has an initial term of twelve (12) years and provides EQT Energy with the right to utilize capacity at MarkWest Appalachia’s Siloam Fractionation Plant based upon the capacity that is being utilized by EQT Energy at the Processing Facilities.  MarkWest Appalachia will receive fees for the exchange and marketing services provided to EQT Energy.  Also under the exchange and marketing agreement, MarkWest Appalachia has committed to construct the uncompleted portion of the Ranger Pipeline to connect the Processing Facilities to MarkWest Appalachia’s existing natural gas liquids pipeline that transports natural gas liquids to MarkWest Appalachia’s Siloam fractionation facility in South Shore, Kentucky.  Approximately 27 miles (42%) of the Ranger Pipeline is completed and currently in service, and MarkWest Appalachia will use diligent efforts to complete construction of the approximately 38 miles of the uncompleted portion of the Ranger Pipeline by early 2012.  In connection with the acquisition of the Processing Facilities, MarkWest Appalachia acquired from EQT and its affiliates various rights-of-way, easements and other property that MarkWest Appalachia anticipates will be used to complete construction of the Ranger Pipeline.  MarkWest Appalachia anticipates that the completion of the construction of uncompleted Ranger Pipeline will involve acquisition of any remaining real and personal property that may be required for construction as well as the installation of the appurtenant facilities for the Ranger Pipeline.  MarkWest Appalachia will be responsible for the costs to complete the Ranger Pipeline, which are expected to be consistent with the costs incurred by MarkWest Appalachia and its affiliates to construct other natural gas liquids pipelines.  The Partnership does not anticipate that the costs to complete the Ranger Pipeline will be material.  The natural gas liquids exchange and marketing agreement’s other terms are generally consistent with those typically used in the industry.

Cautionary Statements

This filing includes “forward-looking statements.”  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although the Partnership believes that the expectations reflected in the forward-looking statements are reasonable, the Partnership can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed with the SEC, including the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 and the Partnership’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  The Partnership does not undertake any duty to update any forward-looking statement except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.
Its General Partner

Date: February 7, 2011	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer